                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                              November  14, 1997
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                Community Trust Financial Services Corporation
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Georgia                         0-19030                 58-1856582
----------------------------     ------------------------    ------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
    OF INCORPORATION)                                        IDENTIFICATION NO.)


       1784 Atlanta Highway, Hiram, Georgia                         30141
     ----------------------------------------                     ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (770) 445-1014
                                                    -------------------------


                                Not Applicable
         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 2.  Acquisition or Disposition of Assets and Item 5.  Other Events
-----------------------------------------------------------------------

     On November 14, 1997, Community Trust Financial Services Corporation ("Borrower") entered into a Loan and Stock Pledge Agreement (the "Loan Agreement") with The Bankers Bank, a Georgia banking corporation (the "Lender"). Pursuant to the Loan Agreement, Borrower may borrow up to $2,500,000 from Lender. As security for Borrower's obligations under the Loan Agreement and related promissory note, Borrower has pledged to Lender all of the issued and outstanding common stock (the "Pledged Stock") of Community Trust Bank ("Bank"), Borrower's wholly-owned subsidiary. Under the terms of the Loan Agreement, Borrower retains all incidents of beneficial ownership with respect to the Pledged Stock (e.g., all voting rights and all rights to dividends) until the
               ----
occurrence of a default under the Loan Agreement. The Pledged Stock consists of 409,676 shares of the Bank's $5.00 par value common stock.
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                             Item 7(c).  Exhibits
                             --------------------

Exhibit Number        Description                        Sequential Page Number
--------------        -----------                        ----------------------
      2               Loan and Stock Pledge                        4
                      Agreement, dated November
                      14, 1997, between Community
                      Trust Financial Services
                      Corporation and The Bankers Bank



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COMMUNITY TRUST FINANCIAL SERVICES CORPORATION



                                 /s/ Angel J. Byrd
                                 --------------------------------------------
                                 By:
                                 Title: Principal Accounting Officer

                                 November 17, 1997
                                 --------------------------------------
                                 Date